Exhibit 99.1

Contact Information:

Investors:
Weight Watchers International, Inc. Sarika Sahni Investor Relations (212) 589-2751	Brainerd Communicators, Inc. Corey Kinger (212) 986-6667

FOR IMMEDIATE RELEASE

WEIGHT WATCHERS ANNOUNCES SECOND QUARTER 2011 RESULTS AND

RAISES ITS FISCAL 2011 EARNINGS GUIDANCE

NEW YORK, N.Y., August 5, 2011 – Weight Watchers International, Inc. (NYSE: WTW) today announced its results for the second quarter of fiscal 2011 and raised its fiscal 2011 earnings guidance.

Second quarter 2011 highlights include:

•	Revenues of $486.0 million, up 29.0% versus the prior year period, with total paid weeks up 40.4%

•	North American meeting revenues up 24.3% versus the prior year period, with meeting paid weeks up 31.9% and attendance up 19.8%

•	Internet revenues up 74.4% versus the prior year period, with Online paid weeks up 73.2% and end of period active Online subscribers up 68.4%

•	Q2 2011 EPS of $1.17, up 59.8% versus the prior year period

“Driven by strong performance in our meetings businesses in North America and the United Kingdom, as well as outstanding performance globally in our WeightWatchers.com business, Weight Watchers delivered excellent top and bottom line results in the second quarter of fiscal 2011,” commented David Kirchhoff, President and Chief Executive Officer of the Company.

Kirchhoff added, “Given the strength of our financial results for the first half of the year, we are raising our 2011 earnings guidance to a range of $3.85 to $4.05 per fully diluted share from our previously provided earnings guidance range of $3.75 to $4.00 per fully diluted share.”

Q2 2011 Summary

	Net Income (in millions)			Fully Diluted EPS
	Three Months Ended			Three Months Ended
	July 2, 2011	July 3, 2010	% Change	July 2, 2011	July 3, 2010	% Change

Net Income / EPS	$87.0	$56.3	54.4%	$1.17	$0.73	59.8%

Second quarter fiscal 2011 net income was $87.0 million versus $56.3 million in the prior year period. Earnings per fully diluted share (EPS) for Q2 2011 were $1.17 versus $0.73 in the prior year period. This growth was primarily driven by strong performance in the meetings and WeightWatchers.com businesses as a result of continued effectiveness of marketing campaigns and sustained consumer interest in the Weight Watchers proposition in North America and the United Kingdom.

Q2 2011 Global Results

(in millions except percentages)	Three Months Ended		% Change	% Change Adjusted for Constant Currency
	July 2, 2011	July 3, 2010

Revenues	$486.0	$376.7	29.0%	23.9%

Operating Income	$155.3	$112.2	38.5%	34.7%

Total Paid Weeks	51.7	36.8	40.4%	N/A

Meeting Paid Weeks	28.3	23.3	21.5%	N/A

Online Paid Weeks	23.4	13.5	73.2%	N/A

Attendance	15.4	13.9	10.6%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

Second quarter 2011 revenues increased 23.9% on a constant currency basis versus the prior year period, driven primarily by continued growth in the meetings businesses in North America and the United Kingdom as well as in the WeightWatchers.com business globally. This strong performance was despite the later start to the Company’s spring marketing campaigns due to the timing of Easter as well as tougher year-over-year comparables. This growth was partially offset by weak performance in the Continental European meetings business.

Q2 2011 total paid weeks were up 40.4% as compared to the prior year period. Meeting paid weeks and Online paid weeks increased 21.5% and 73.2%, respectively, versus the prior year period. These paid week growth rates were practically identical to the year-over-year growth rates experienced in Q1 2011.

Operating income growth of 34.7% on a constant currency basis versus the prior year period exceeded revenue growth primarily as a result of stronger gross margin versus the prior year period. Gross margin strength in Q2 2011 was due to growth in the higher-margin

WeightWatchers.com business and greater operating efficiency from higher attendance per meeting.

Q2 2011 NACO Performance

(in millions except percentages)	Three Months Ended		% Change	% Change Adjusted for Constant Currency
	July 2, 2011	July 3, 2010

Meeting Revenues	$224.3	$180.4	24.3%	23.8%

Meeting Paid Weeks	19.0	14.4	31.9%	N/A

Attendance	9.7	8.1	19.8%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

Second quarter 2011 meeting revenues for the North American meetings business (NACO) were up 23.8% on a constant currency basis versus the prior year period. Q2 2011 meeting paid weeks increased 31.9%, and attendance increased 19.8%, versus the prior year period. The combination of effective marketing and product news continued to drive strong interest in the brand in this market.

Q2 2011 International Performance

(in millions except percentages)	Three Months Ended		% Change	% Change Adjusted for Constant Currency
	July 2, 2011	July 3, 2010

International Meeting Revenues	$117.9	$102.1	15.5%	2.1%

UK Meeting Revenues	$46.9	$36.7	28.1%	17.1%

CE Meeting Revenues	$53.9	$54.9	-1.8%	-14.2%

International Meeting Paid Weeks	9.4	8.9	4.7%	N/A

UK Meeting Paid Weeks	5.1	4.4	16.1%	N/A

CE Meeting Paid Weeks	3.3	3.8	-13.1%	N/A

International Attendance	5.7	5.8	-2.3%	N/A

UK Attendance	3.1	2.9	8.5%	N/A

CE Attendance	2.0	2.4	-18.0%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

Second quarter 2011 International meeting revenues were up 2.1% on a constant currency basis versus the prior year period, with growth in the United Kingdom (UK) more than offsetting weak performance in Continental Europe (CE).

•

UK: Second quarter 2011 UK meeting revenues increased 17.1% on a constant currency basis versus the prior year period despite the practical delay in the launch of the Company’s UK spring marketing campaign to the beginning of May due to the timing of a later Easter and the Royal Wedding.

•

CE: Second quarter 2011 CE meeting revenues were down 14.2% on a constant currency basis versus the prior year period as these markets continued to struggle due to the lack of compelling marketing execution.

Q2 2011 WeightWatchers.com Performance

(in millions except percentages and as noted)	Three Months Ended		% Change	% Change Adjusted for Constant Currency
	July 2, 2011	July 3, 2010

Internet Revenues	$105.7	$60.6	74.4%	69.8%

Online Paid Weeks	23.4	13.5	73.2%	N/A

End of Period Active Online Subscribers (in thousands)	1,787.1	1,061.0	68.4%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

The WeightWatchers.com business continued to deliver strong growth in the second quarter of 2011, with Internet revenues up 69.8% on a constant currency basis versus the prior year period. This growth rate was effectively the same as the Q1 2011 growth rate versus the prior year period. Performance of the WeightWatchers.com business was strong across all markets. Online paid weeks were up 73.2%, and end of period active Online subscribers were up 68.4%, versus the prior year period.

First Half 2011 Summary

	Net Income (in millions)			Fully Diluted EPS
	Six Months Ended			Six Months Ended
	July 2, 2011	July 3, 2010	% Change	July 2, 2011	July 3, 2010	% Change

Net Income / EPS	$160.6	$100.9	59.2%	$2.17	$1.31	65.5%

First half fiscal 2011 net income was $160.6 million versus $100.9 million in the prior year period. EPS for the first half of fiscal 2011 was $2.17 versus $1.31 in the prior year period. This growth was primarily driven by strong performance in the meetings and WeightWatchers.com businesses as a result of the combined effect of new program launches and effective marketing.

First Half 2011 Global Results

(in millions except percentages)	Six Months Ended		% Change	% Change Adjusted for Constant Currency
	July 2, 2011	July 3, 2010

Revenues	$989.4	$764.7	29.4%	26.2%

Operating Income	$291.1	$203.6	43.0%	40.2%

Total Paid Weeks	100.2	71.5	40.1%	N/A

Meeting Paid Weeks	56.2	46.0	22.0%	N/A

Online Paid Weeks	44.1	25.5	72.8%	N/A

Attendance	33.0	28.6	15.6%	N/A

See “Reconciliation of Non-GAAP Financial Measures” attached to this release for further detail on adjustments to GAAP financial measures.

First half 2011 revenues increased 26.2% on a constant currency basis versus the prior year period, driven primarily by robust growth in the meetings businesses in North America and the United Kingdom as well as in the WeightWatchers.com business. This strong performance was partially offset by weak performance in the Continental European meetings business.

First half 2011 total paid weeks were up 40.1% as compared to the first half 2010. Meeting paid weeks and attendance increased 22.0% and 15.6%, respectively, versus the prior year period. Online paid weeks increased 72.8% versus the prior year period.

Operating income growth of 40.2% on a constant currency basis versus the prior year period exceeded revenue growth primarily as a result of stronger gross margin versus the prior year period. Gross margin strength in the first half of 2011 was due to growth in the higher-margin WeightWatchers.com business and greater operating efficiency from higher attendance per meeting.

Full Year Fiscal 2011 Earnings Guidance

The Company has raised its full year fiscal 2011 earnings guidance to a range of $3.85 to $4.05 per fully diluted share from its previously provided earnings guidance range of $3.75 to $4.00 per fully diluted share.

Second Quarter 2011 Conference Call

The Company has scheduled a conference call today at 8:00 a.m. ET. During the conference call, David Kirchhoff, President and Chief Executive Officer of the Company, and Ann Sardini, Chief Financial Officer of the Company, will discuss second quarter 2011 results and answer questions from the investment community. Live audio of the conference call will be simultaneously webcast over the Internet on the Company’s corporate website, www.weightwatchersinternational.com. A replay of the webcast will be available on this site for approximately 90 days.

Statement regarding Non-GAAP Financial Measures

The following provides information regarding non-GAAP financial measures used in this earnings release:

To supplement the Company’s consolidated results presented in accordance with accounting principles generally accepted in the United States (GAAP), the Company has presented certain of its financial results on a constant currency basis in addition to GAAP results. Constant currency information compares results between periods as if exchange rates had remained constant period-over-period. In this release and any attachments, the Company calculates constant currency by calculating current-year results using prior-year foreign currency exchange rates.

Management believes this non-GAAP financial measure provides useful supplemental information for its and investors’ evaluation of the Company’s business performance and is useful for period-over-period comparisons of the performance of the Company’s business. While management believes that this financial measure is useful in evaluating the Company’s business, this information should be considered as supplemental in nature and should not be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. In addition, this non-GAAP financial measure may not be the same as similarly entitled measures reported by other companies. See “Reconciliation of Non-GAAP Financial Measures” attached to this release for a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP measure.

About Weight Watchers International, Inc.

Weight Watchers International, Inc. is the world’s leading provider of weight management services, operating globally through a network of Company-owned and franchise operations. Weight Watchers holds over 45,000 meetings each week where members receive group support and learn about healthy eating patterns, behavior modification and physical activity. WeightWatchers.com provides innovative, subscription weight management products over the Internet and is the leading Internet-based weight management provider in the world. In addition, Weight Watchers offers a wide range of products, publications and programs for those interested in weight loss and weight control.

This news release and any attachments include “forward-looking statements,” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, in particular, earnings guidance and any statements about the Company’s plans, strategies and prospects. The Company generally uses the words “may,” “will,” “could,” “expect,” “anticipate,” “believe,” “estimate,” “plan,” “intend” and similar expressions in this news release and any attachments to identify forward-looking statements. The Company bases these forward-looking statements on its current views with respect to future events and financial performance. Actual results could differ materially from those projected in the forward-looking statements. These forward-looking statements are subject to risks, uncertainties and assumptions, including, among other things: competition from other weight management industry participants or the development of more effective or more favorably perceived weight management methods; the Company’s ability to continue to develop innovative new services and products and enhance its existing services and products, or the failure of its services and products to continue to appeal to the market; the effectiveness of the Company’s marketing and advertising programs; the impact on the Weight Watchers brand of actions taken by the Company’s franchisees and licensees; risks and uncertainties associated with the Company’s international operations, including economic, political and social risks and foreign currency risks; the Company’s ability to successfully make acquisitions or enter into joint ventures, including its ability to successfully integrate, operate or realize the projected benefits of such businesses;

uncertainties related to a downturn in general economic conditions or consumer confidence; the seasonal nature of the Company’s business; the impact of events that discourage people from gathering with others; the Company’s ability to enforce its intellectual property rights both domestically and internationally, as well as the impact of its involvement in any claims related to intellectual property rights; uncertainties regarding the satisfactory operation of the Company’s information technology or systems; the impact of security breaches and privacy concerns; the impact of disputes with the Company’s franchise operators; the impact of existing and future laws and regulations; the impact of the Company’s debt service obligations and restrictive debt covenants; the possibility that the interests of the Company’s majority owner will conflict with the other holders of the Company’s common stock; and other risks and uncertainties, including those detailed from time to time in the Company’s periodic reports filed with the Securities and Exchange Commission. You should not put undue reliance on any forward-looking statements. You should understand that many important factors, including those discussed herein, could cause the Company’s results to differ materially from those expressed or suggested in any forward-looking statement. Except as required by law, the Company does not undertake any obligation to update or revise these forward-looking statements to reflect new information or events or circumstances that occur after the date of this news release or to reflect the occurrence of unanticipated events or otherwise. Readers are advised to review the Company’s filings with the Securities and Exchange Commission (which are available from the SEC’s EDGAR database at www.sec.gov, at various SEC reference facilities in the United States and via the Company’s website at www.weightwatchersinternational.com).

# # #

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(IN MILLIONS)

UNAUDITED

	July 2 , 2011	January 1, 2011
ASSETS
Current assets	$196.6	$190.4
Property and equipment, net	32.7	30.9
Goodwill, franchise rights and other intangible assets, net	854.5	847.3
Deferred financing costs, other	20.7	23.4

TOTAL ASSETS	$1,104.5	$1,092.0

LIABILITIES AND TOTAL DEFICIT
Current liabilities	$471.0	$539.1
Long-term debt	1,076.1	1,167.6
Deferred income taxes	87.1	62.8
Other	12.7	13.3

TOTAL LIABILITIES	$1,646.9	$1,782.8

Shareholders’ deficit	(542.4)	(694.8)
Noncontrolling interest	—	4.0

TOTAL DEFICIT	(542.4)	(690.8)

TOTAL LIABILITIES AND TOTAL DEFICIT	$1,104.5	$1,092.0

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Three Months Ended
	July 2, 2011	July 3, 2010

Revenues, net	$486.0	$376.7

Cost of revenues	198.9	165.0

Gross profit	287.2	211.7

Marketing expenses	75.2	56.7

Selling, general and administrative expenses	56.7	42.8

Operating income	155.3	112.2

Interest expense	15.0	19.6
Other expense (income), net	0.2	1.1

Income before income taxes	140.1	91.5

Provision for income taxes	53.2	35.6

Net income	86.9	55.9

Net income attributable to the noncontrolling interest	0.1	0.4

Net income attributable to WWI	$87.0	$56.3

Earnings Per Share attributable to WWI:
Basic	$1.19	$0.73

Diluted	$1.17	$0.73

Weighted average common shares outstanding:
Basic	73.3	76.8

Diluted	74.4	76.9

Note: Totals may not sum due to rounding.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF INCOME

(IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

UNAUDITED

	Six Months Ended
	July 2, 2011	July 3, 2010

Revenues, net	$989.4	$764.7

Cost of revenues	419.2	341.3

Gross profit	570.3	423.4

Marketing expenses	170.8	131.2

Selling, general and administrative expenses	108.4	88.6

Operating income	291.1	203.6

Interest expense	33.2	38.3
Other expense (income), net	(0.2)	1.6

Income before income taxes	258.1	163.7

Provision for income taxes	98.1	63.7

Net income	160.0	100.0

Net income attributable to the noncontrolling interest	0.5	0.9

Net income attributable to WWI	$160.6	$100.9

Earnings Per Share attributable to WWI:
Basic	$2.20	$1.31

Diluted	$2.17	$1.31

Weighted average common shares outstanding:
Basic	73.1	76.9

Diluted	74.1	77.1

Note: Totals may not sum due to rounding.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Three Months Ended
	July 2, 2011	July 3, 2010

Total Revenues (in $ millions)
Meeting Fees	269.6	214.2
In-Meeting Product Sales	72.6	68.2
Internet Revenues	105.7	60.6
All Other	38.2	33.7

Total Revenues	486.0	376.7

North America (in $ millions)
Meeting Fees	185.6	143.5
In-Meeting Product Sales	38.7	36.8

Total	224.3	180.4

International (in $ millions)
Meeting Fees	84.0	70.7
In-Meeting Product Sales	33.9	31.4

Total	117.9	102.1

Paid Weeks (in millions) (1)
North America Meeting Paid Weeks	19.0	14.4
UK Meeting Paid Weeks	5.1	4.4
CE Meeting Paid Weeks	3.3	3.8
Other Meeting Paid Weeks	0.9	0.7

Sub-total Meeting Paid Weeks	28.3	23.3
Online Paid Weeks	23.4	13.5

Total Paid Weeks	51.7	36.8

Attendance (in millions)
North America	9.7	8.1
UK	3.1	2.9
CE	2.0	2.4
Other	0.6	0.5

Total Attendance	15.4	13.9

WeightWatchers.com (in thousands)
End of Period Active Online Subscribers	1,787	1,061

Note: Totals may not sum due to rounding.

(1)	The Paid Week metric reports total paid weeks by Weight Watchers customers in Company-owned operations for a given period. For meetings, Paid Weeks is the sum of total paid commitment plan weeks and total pay-as-you-go weeks for a given period. For Online, Paid Weeks is the total paid Weight Watchers Online subscriber weeks for a given period.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

OPERATIONAL STATISTICS

UNAUDITED

	Six Months Ended
	July 2, 2011	July 3, 2010

Total Revenues (in $ millions)
Meeting Fees	538.5	432.5
In-Meeting Product Sales	173.6	148.2
Internet Revenues	197.6	115.9
All Other	79.7	68.2

Total Revenues	989.4	764.7

North America (in $ millions)
Meeting Fees	373.7	285.9
In-Meeting Product Sales	97.3	77.0

Total	471.0	362.9

International (in $ millions)
Meeting Fees	164.8	146.5
In-Meeting Product Sales	76.4	71.3

Total	241.1	217.8

Paid Weeks (in millions) (1)
North America Meeting Paid Weeks	37.4	28.3
UK Meeting Paid Weeks	10.1	8.5
CE Meeting Paid Weeks	6.7	7.7
Other Meeting Paid Weeks	1.9	1.5

Sub-total Meeting Paid Weeks	56.2	46.0
Online Paid Weeks	44.1	25.5

Total Paid Weeks	100.2	71.5

Attendance (in millions)
North America	20.9	16.5
UK	6.7	5.8
CE	4.2	5.2
Other	1.2	1.1

Total Attendance	33.0	28.6

WeightWatchers.com (in thousands)
End of Period Active Online Subscribers	1,787	1,061

Note: Totals may not sum due to rounding.

(1)	The Paid Week metric reports total paid weeks by Weight Watchers customers in Company-owned operations for a given period. For meetings, Paid Weeks is the sum of total paid commitment plan weeks and total pay-as-you-go weeks for a given period. For Online, Paid Weeks is the total paid Weight Watchers Online subscriber weeks for a given period.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

	Q2 2011			Q2 2010	Q2 2011 Variance
	GAAP	Currency Adjustment	Constant Currency	GAAP	2011 vs 2010	2011 Constant Currency vs 2010
Selected Financial Data
Consolidated Company Revenues	$486.0	$(19.2)	$466.8	$376.7	29.0%	23.9%
Consolidated Meeting Fees	$269.6	$(10.7)	$258.9	$214.2	25.8%	20.8%
Consolidated In-Meeting Product Sales	$72.6	$(4.0)	$68.6	$68.2	6.4%	0.6%
Consolidated Meeting Business Revenues	$389.4	$(16.5)	$373.0	$321.4	21.1%	16.0%

NACO
Meeting Fees	$185.6	$(0.9)	$184.7	$143.5	29.3%	28.7%
In-Meeting Product Sales	$38.7	$(0.2)	$38.5	$36.8	4.9%	4.5%
Meeting Revenues	$224.3	$(1.0)	$223.2	$180.4	24.3%	23.8%
Total Revenues	$240.6	$(1.0)	$239.5	$195.6	23.0%	22.5%

International
Meeting Fees	$84.0	$(9.9)	$74.1	$70.7	18.8%	4.8%
Meeting Revenues	$117.9	$(13.7)	$104.3	$102.1	15.5%	2.1%
Total Revenues	$130.4	$(15.3)	$115.1	$113.7	14.7%	1.3%

UK
Meeting Fees	$31.9	$(2.7)	$29.2	$23.6	35.5%	23.9%
In-Meeting Product Sales	$15.0	$(1.3)	$13.7	$13.1	14.8%	4.8%
Meeting Revenues	$46.9	$(4.0)	$42.9	$36.7	28.1%	17.1%
Total Revenues	$51.8	$(4.4)	$47.4	$40.8	27.2%	16.3%

CE
Meeting Revenues	$53.9	$(6.8)	$47.1	$54.9	-1.8%	-14.2%
Total Revenues	$59.2	$(7.6)	$51.6	$60.5	-2.1%	-14.7%

Internet Revenues	$105.7	$(2.8)	$102.9	$60.6	74.4%	69.8%

Other Revenues	$38.2	$(1.8)	$36.4	$33.7	13.3%	8.0%

Marketing Expenses	$75.2	$(2.7)	$72.5	$56.7	32.6%	27.9%

Selling, General and Administrative Expenses	$56.7	$(2.5)	$54.2	$42.8	32.3%	26.5%

Operating Income	$155.3	$(4.3)	$151.0	$112.2	38.5%	34.7%
Operating Income Margin	32.0%		32.4%	29.8%

Net Income	$87.0	$(2.7)	$84.3	$56.3	54.4%	49.7%

Note: Totals may not sum due to rounding.

WEIGHT WATCHERS INTERNATIONAL, INC. AND SUBSIDIARIES

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(IN MILLIONS, EXCEPT PERCENTAGES)

UNAUDITED

	First Half 2011			First Half 2010	First Half 2011 Variance
	GAAP	Currency Adjustment	Constant Currency	GAAP	2011 vs 2010	2011 Constant Currency vs 2010
Selected Financial Data
Consolidated Company Revenues	$989.4	$(24.3)	$965.1	$764.7	29.4%	26.2%
Consolidated Meeting Fees	$538.5	$(13.6)	$524.9	$432.5	24.5%	21.4%
Consolidated In-Meeting Product Sales	$173.6	$(4.9)	$168.7	$148.2	17.2%	13.9%
Consolidated Meeting Business Revenues	$807.9	$(20.8)	$787.1	$658.8	22.6%	19.5%

NACO
Meeting Fees	$373.7	$(1.6)	$372.1	$285.9	30.7%	30.2%
In-Meeting Product Sales	$97.3	$(0.3)	$96.9	$77.0	26.4%	26.0%
Meeting Revenues	$471.0	$(1.9)	$469.1	$362.9	29.8%	29.3%
Total Revenues	$502.9	$(1.9)	$501.0	$390.5	28.8%	28.3%

International
Meeting Fees	$164.8	$(12.0)	$152.8	$146.5	12.5%	4.3%
Meeting Revenues	$241.1	$(16.5)	$224.6	$217.8	10.7%	3.1%
Total Revenues	$268.0	$(18.6)	$249.4	$243.9	9.9%	2.3%

UK
Meeting Fees	$63.0	$(3.7)	$59.3	$47.0	34.1%	26.2%
In-Meeting Product Sales	$33.7	$(1.7)	$32.0	$26.8	25.6%	19.1%
Meeting Revenues	$96.7	$(5.5)	$91.3	$73.8	31.0%	23.6%
Total Revenues	$107.3	$(6.1)	$101.2	$82.7	29.8%	22.5%

CE
Meeting Revenues	$108.8	$(6.5)	$102.3	$120.7	-9.9%	-15.2%
Total Revenues	$120.4	$(7.4)	$113.1	$133.7	-9.9%	-15.4%

Internet Revenues	$197.6	$(3.6)	$194.1	$115.9	70.6%	67.5%

Other Revenues	$79.7	$(2.3)	$77.3	$68.2	16.8%	13.4%

Marketing Expenses	$170.8	$(3.3)	$167.6	$131.2	30.2%	27.8%

Selling, General and Administrative Expenses	$108.4	$(3.2)	$105.2	$88.6	22.3%	18.7%

Operating Income	$291.1	$(5.7)	$285.4	$203.6	43.0%	40.2%
Operating Income Margin	29.4%		29.6%	26.6%

Net Income	$160.6	$(3.5)	$157.0	$100.9	59.2%	55.7%

Note: Totals may not sum due to rounding.